Exhibit 99.1

FLEETCOR Announces Appointment of Veteran Leader to Group Operating Role

Company Announces Appointment of John Coughlin to Group President of Corporate Payments

PEACHTREE CORNERS, Ga., August 6, 2019 -- FLEETCOR Technologies, Inc. (NYSE: FLT), a leading global business payments company, today announced that John Coughlin, the Company’s Executive Vice President of Global Corporate Development, has been named group president of Corporate Payments.

“We want to congratulate John on his appointment. John had significant involvement in the Comdata, Nvoicepay, Sole, and Cambridge acquisitions- so he knows our corporate payments line of business quite well,” said Ron Clarke chairman and chief executive officer, FLEETCOR Technologies, Inc. “In addition, we have four outstanding line of business heads managing our core Comdata Corporate Payments, Payroll Card, Nvoicepay and Cambridge businesses, who will report into John.”

Mr. Coughlin joined FLEETCOR in 2010, and has been the Executive Vice President of Global Corporate Development since his hiring. He has led 37 FLEETCOR acquisitions, as well as spearheaded the integration and growth plans. Prior to joining FLEETCOR, John held senior roles in private equity, operations, and strategy consulting as managing director at PCG Capital Partners, chief executive officer of NCDR/Benevis, and senior partner at The Parthenon Group.

Kurt Adams, the former group President of Corporate Payments has accepted an opportunity outside the Financial Technology industry. “I have truly enjoyed my time at FLEETCOR and am extremely proud of what we have accomplished over the last four years,” said Adams. “I have an opportunity outside the FinTech industry that is attractive from both a career and family standpoint. I wish my fellow FLEETCOR colleagues all the best as they continue to grow the corporate payments businesses.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FLEETCOR's beliefs, expectations, assumptions and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project," "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to macroeconomic conditions, including fuel prices, fuel price spreads and foreign exchange rates, impact of the Tax Act, our expectations regarding future growth, including future revenue and earnings increases; our growth plans and opportunities, including future acquisitions, estimated returns on future acquisitions and future product expansion, and estimated impact of these conditions on our operations and financial results, revenue and earnings guidance and assumptions underlying financial guidance. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as fuel price and spread volatility; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic and political conditions on fueling patterns and the commercial activity of fleets; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive product offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership and customer agreements or acquisitions and to successfully integrate or otherwise achieve anticipated benefits from such partnerships and customer arrangements or acquired businesses; failure to successfully expand business internationally, other risks related to our international operations, including the potential impact to our business as a result of the United Kingdom’s referendum to leave the European Union, risks related to litigation, the impact of new tax regulations and the resolution of tax contingencies resulting in additional tax liabilities; as well as the other risks and uncertainties identified under the caption "Risk Factors" in FLEETCOR's Annual Report on Form 10-K for the year ended December 31, 2018. These forward-looking statements are not a guarantee of performance, and undue reliance should

Exhibit 99.1

not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FLEETCOR does not undertake, and specifically disclaims, any obligation to update any such statements as a result of new information, future events or developments except as specifically stated in this press release or to the extent required by law.

About FLEETCOR

FLEETCOR Technologies (NYSE: FLT) is a leading global business payments company that simplifies the way businesses manage and pay their expenses. The FLEETCOR portfolio of brands help companies automate, secure, digitize and control payments to, or on behalf of, their employees and suppliers. FLEETCOR serves businesses, partners and merchants in North America, Latin America, Europe, and Asia Pacific. For more information, please visit www.FLEETCOR.com.

Contact
Investor Relations
Jim Eglseder, 770-417-4697
Jim.Eglseder@fleetcor.com